Property, Plant and Equipment	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about property, plant and equipment [abstract]
Property, Plant and Equipment

18. Property, plant and equipment

Changes in items of property, plant and equipment are as follows:

	Land and buildings	Plant and machinery	Industrial and commercial equipment	Other tangible assets	Assets under construction and advances	Total
	(EUR thousand)
Cost
At January 1, 2024	203,620	615,788	60,012	16,503	612,688	1,508,611
Additions	2,003	34,869	3,029	1,125	234,571	275,597
Disposals	(3,480)	(5,495)	(174)	(94)	(9)	(9,252)
Reclassifications	187,761	110,182	12,125	2,248	(312,316)	—
Impairment	—	—	—	—	(2,616)	(2,616)
Exchange differences	670	(8,925)	(380)	(645)	14,674	5,394
At December 31, 2024	390,574	746,419	74,612	19,137	546,992	1,777,734
Additions	7,469	68,949	4,819	159	202,188	283,584
Disposals	(8)	(3,855)	(80)	(98)	(10,401)	(14,442)
Reclassifications	120,512	87,922	7,138	1,712	(217,284)	—
Impairment	—	—	—	—	(583)	(583)
Exchange differences	(21,331)	(9,863)	(604)	(195)	(26,280)	(58,273)
At December 31, 2025	497,216	889,572	85,885	20,715	494,632	1,988,020

Depreciation and impairment
At January 1, 2024	84,011	335,731	48,123	12,257	—	480,122
Depreciation charge for the year	9,220	42,789	9,036	1,555	—	62,600
Disposals	(1,038)	(4,677)	(162)	(94)	—	(5,971)
Exchange differences	(1,811)	(4,916)	(225)	(467)	—	(7,419)
At December 31, 2024	90,382	368,927	56,772	13,251	—	529,332
Depreciation charge for the year	12,952	48,699	10,338	1,705	—	73,694
Impairment	—	638	—	—	—	638
Disposals	(8)	(3,782)	(80)	(73)	—	(3,943)
Exchange differences	(464)	(2,401)	(256)	(140)	—	(3,261)
At December 31, 2025	102,862	412,081	66,774	14,743	—	596,460

Net book value
At December 31, 2025	394,354	477,491	19,111	5,972	494,632	1,391,560
At December 31, 2024	300,192	377,492	17,840	5,886	546,992	1,248,402

At December 31, 2025, the overall increases in land and buildings, considering both the yearly additions and the reclassification from assets under construction, amounted to EUR 127,981 thousand. These increases were primarily related to (i) the portions of the EZ‑Fill® facility in Fishers, U.S. that reached completion during the year, (ii) the construction works for the expansion of the existing facility in China, (iii) the new clean room in our German plant, and (iv) adaptation and fit‑out works for the new office building at the corporate headquarters in Piombino Dese.

The Group decided to postpone its EZ-fill® capacity expansion investment in China to focus on the capacity expansion projects in the U.S. and Italy and is therefore planning to sell the facility in Zhangjiagang city, China, that the Group acquired in 2021. Therefore, in March 2025, the Group entered into a rent to buy agreement with a lessee related to such facility. As a result of such agreement, which is accounted for as a finance lease, the net decrease in assets under construction amounted to a total of EUR 10,361 thousand. The transaction resulted in a gain of EUR 29 thousand.

At December 31, 2025 the overall increases in plant and machinery, considering both the yearly additions and the reclassification from assets under construction, amounted to EUR 156,871 thousand. Such increase was mainly attributable to the ongoing ramp-up and installation of new production lines in the new plants in Fishers, Indiana, U.S., and in Latina, Italy. The increases also included investments in molding machines for in-vitro diagnostic container solutions, as well as the completion of manufacturing equipment for the production of microvials, high value syringes and EZ-Fill® cartridges, in line with the Group's global capacity expansion initiatives.

In 2025, the Group reassessed the expected useful life of certain injection molding machinery used in the production of plastic parts taking into consideration the elapsed life of the assets, factors affecting their useful life, production cycles, and technical and functional obsolescence. Based on a technical appraisal, the expected useful lives for the injection molding machines were extended from a range of 6 to 11 years, depending on the specific asset, to 12 years. The change in expected useful lives was accounted for as a change in accounting estimate starting from January 1, 2025. The resulting reduction in depreciation expense for the year ended 2025 was approximately EUR 2.5 million. In addition, in the second quarter 2024, the Group reassessed the expected useful life of certain machinery installed in the Italian facilities considering the limited impact of extraordinary maintenance performed over time on these assets, their first installation and their continuing functioning. Effective April 1, 2024, the expected useful lives for the machinery pertaining to our bulk production and to our EZ-fill® production were extended from 6.7 years to 15 years and 12 years, respectively,resulting in an estimated reduction in depreciation expense of approximately EUR 14.5 million in 2024 and approximately EUR 4.5 million in 2025.

Assets under construction, amounting to EUR 494,632 thousand at December 31, 2025, mainly related to investments in production lines and machinery for the manufacturing of primary drug containers, as well as molds and injection molding machines not yet completed. The balance also included the ongoing construction of the Group's new facilities in Fishers, U.S., and in Latina, Italy, together with the related production lines, as well as the real estate complex near Bologna acquired in late 2025 to support the optimization of the Group's engineering footprint.

At December 31, 2025 committed supplier orders related to the ongoing investments equaled approximately EUR 94 million (EUR 94 million at December 31, 2024), net of the expected contribution from the U.S. government’s Biomedical Advanced Research and Development Authority (BARDA). As part of the investment for the construction of the new U.S. facility in Fishers, Indiana, in February 2022, Stevanato Group entered into an agreement with BARDA whereby BARDA agreed to make a multi-year contribution for up to approximately USD 95 million (or approximately EUR 80 million at the reporting date exchange rate) for manufacturing capacity for standard and EZ-fill® vials in support of U.S. national defense readiness and preparedness programs for current and future public health emergencies.

At December 31, 2025, EUR 7,159 thousand borrowing costs were capitalized under IAS 23 (EUR 6,432 thousand in 2024). The average capitalization rate used to determine the amount of capitalized borrowing costs was 3.18% (4.35% in 2024).

At December 31, 2025, the Group recognized total impairment losses of EUR 1,220 thousand, of which EUR 583 thousand relates to assets classified under assets under construction. These impairments primarily concern machinery that has been retired from active use in the production processes, as well as a project previously included within assets under construction that will no longer be pursued.

The exchange rate impacts recognized in 2025 primarily reflect foreign currency translation differences arising from the conversion into euro of the Group’s U.S.‑based investments, mainly driven by movements in the EUR/USD exchange rate.

At December 31, 2025, approximately EUR 38.4 million of investments in property, plant and equipment were unpaid and recorded among trade payables (approximately EUR 19.2 million at December 31, 2024).